SEMI-ANNUAL REPORT

APRIL 30, 2001

HAVEN CAPITAL MANAGEMENT, INC.
Investment Adviser


(LOGO)
THE
HAVEN
FUND

                                                             LETTER TO INVESTORS
                                                                      April 2001

                                                                          (LOGO)
                                                                             THE
                                                                           HAVEN
                                                                            FUND

Dear Shareholder:

For the fiscal half-year ended April 30, 2001 the Haven Fund's (the "Fund") total return was -2.34%, vs. -12.06% for the Standard & Poor's 500(R) Stock Index and +5.84% for the Lipper Multi-Cap Value Funds Index, the Lipper Analytical category to which the Fund compares itself.1 Morningstar, Inc. classifies the Fund as a "mid-cap blend" fund and it ranked in the second quartile for the twelve months ended April 30, 2001.2 We are basically "growth at a reasonable price" (GARP) investors and do not easily fit into the pigeonholes the press like to use. We think "mid-cap blend," meaning our investment style encompasses a variety of corporate characteristics as to size and type of business, comes the closest. Extended performance data can be found on pages 3 and 4.

In our Annual Report for fiscal year 1999 we wrote that when the inevitable deflation of the "technology bubble" occurred, investing for value would come back into its own. This is just what occurred after March 2000, when the "tech mania" reached its peak. In the event, the relative performance of the Fund, as measured by both Lipper and Morningstar, improved substantially. Although we continued to be in the second quartile of mid-cap blend funds for the one year period ended April 30, 2001, value-based funds themselves did far better than the "growth" funds which had been so popular, and they made up much of the performance deficit of the late 1990s.

The Fund's five best-performing stocks for the fiscal half-year: Rayovac, number three in dry batteries and gaining market share; Newell Rubbermaid, housewares producer which is still righting itself after some disappointing years; Borders Group, the booksellers whose shares are reacting favorably to the disappointing results of e-commerce competitors; Ocean Energy, an independent oil and gas producer; and Stryker, one of the world's leading makers of orthopedic implants.3 The common element to all is their unpopularity a year ago. We have always felt that taking a view contrary to the fashion of the day could be profitable.

The Fund's five worst-performing stocks for the half-year were, ironically, four of the same ones that were the best performers in the same period a year ago, namely EMC, Hewlett-Packard, Andrew and Molex, with the addition of VaxGen.3 These are all technology stocks, for we never closed our eyes to technology, and all have provided good long-term results. We think they will again. EMC is a special case because it is the Fund's largest holding. With a drop of over 54%, it certainly did affect negatively the Fund's performance. We held it because, first, we believe the

                                        THE HAVEN FUND |   SEMI-ANNUAL REPORT
future prospects for data storage are exceptionally favorable, and second, even at its April 30, 2001 price it was selling at 13 times the Fund's cost. We think incurring such a large, taxable gain in a company in which we have continued confidence is not in the interest of our long-term shareholders.

We continue to believe in common stocks for long-term investment and are pleased that the U.S. stock markets now sell at more reasonable levels than they did a year ago.

Sincerely,

/s/Colin C. Ferenbach
Colin C. Ferenbach
President

Sunstone Distribution Services, LLC, Distributor

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

  The Lipper Multi-Cap Value Funds Index is comprised of funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

2 Source: Morningstar Principia April 2001 release.
  The typical mid-cap blend fund invests in stocks of various sizes and mixed characteristics, giving it a middle-of-the-road profile. Most shy away from high-priced growth stocks, but are not so price-conscious that they are considered value funds. Rather than concentrating in certain sectors, they invest fairly evenly across industries. Mid-cap refers to companies with market capitalizations between $1.4 billion and $9.5 billion. The Haven Fund ranked in the second quartile of 192 funds in the mid-cap blend category for the one year period ended April 30, 2001; it ranked in the second quartile for the five year and ten year periods ended April 30, 2001 with 86 and 27 funds included in the category, respectively.

3 Portfolio composition is subject to change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Adviser or Distributor. As of April 30, 2001, Rayovac comprised 2.5% of the Fund; Newell Rubbermaid comprised 2.5% of the Fund; Borders Group comprised 2.3% of the Fund; Ocean Energy comprised 2.3% of the Fund; Stryker comprised 2.9% of the Fund; EMC Corp. comprised 4.8% of the Fund; Hewlett-Packard comprised 1.4% of the Fund; Andrew comprised 1.3% of the Fund; Molex comprised 2.5% of the Fund and VaxGen comprised 0.8% of the Fund.

|     SEMI-ANNUAL REPORT |   THE HAVEN FUND

The chart below assumes an initial gross investment of $10,000 made on June 27, 1984 and shows how the Fund and its predecessor have performed. The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P., a limited partnership that was managed by Haven Capital Management, Inc., the Fund's investment adviser, from 1984 to 1994. On June 23, 1994 the Fund acquired the assets of the Partnership in exchange for shares of the Fund. Although the Partnership was managed by the same individuals who manage the Fund, and the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the information below should not be viewed as an indication of the future performance of the Fund. It includes information regarding the Partnership's operations for periods before the Fund's registration statement became effective. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partner ship had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership.

                         GROWTH OF A $10,000 INVESTMENT
                        FOR THE FUND AND THE PARTNERSHIP

                S&P
  Date       500 Index        Multi          Fund       Wilshire

 6/27/84      $10,000        $10,000        $10,000      $10,000
10/31/84       11,007         11,110         10,707       10,808
10/31/85       13,119         13,020         13,463       13,019
10/31/86       17,460         16,406         16,856       16,505
10/31/87       18,585         17,066         15,972       15,301
10/31/88       21,348         20,315         18,552       18,478
10/31/89       26,959         24,508         21,485       22,696
10/31/90       24,969         21,305         20,000       17,935
10/31/91       33,289         27,999         27,069       27,058
10/31/92       36,601         30,838         30,495       29,520
10/31/93       42,069         36,959         35,619       36,871
10/31/94       43,698         38,360         37,631       36,934
10/31/95       55,251         46,071         42,768       45,340
10/31/96       68,522         55,538         54,853       53,333
10/31/97       90,525         71,794         68,512       68,789
10/31/98      110,432         75,247         68,703       66,471
10/31/99      138,812         82,689         77,152       84,086
10/31/00      147,252         90,834         98,477       99,062
 4/30/01      129,479         96,121         96,173       81,310


                                        THE HAVEN FUND |   SEMI-ANNUAL REPORT  |

                     AVERAGE ANNUAL TOTAL RETURN OF THE FUND
                                 FOR THE PERIODS


                                        One Year             Five Year      Since Inception*
                                     3/31/01 4/30/01     3/31/01  4/30/01    3/31/01 4/30/01
-----------------------------------------------------------------------------------------------
 The Haven Fund                      (2.7)%     2.4%        12.7%    13.6%      14.8%   15.7%
-----------------------------------------------------------------------------------------------
 S&P 500(R)Stock Index              (21.7)%  (12.9)%        14.2%    15.5%      17.4%   18.4%
-----------------------------------------------------------------------------------------------
 Lipper Multi-Cap Value Funds Index    6.5%    13.7%        11.8%    12.9%      14.2%   15.1%
-----------------------------------------------------------------------------------------------
 Wilshire 4500 Index                (35.6)%  (19.0)%         7.7%     8.9%       6.9%   12.8%
-----------------------------------------------------------------------------------------------
 *June 23, 1994


             AVERAGE ANNUAL TOTAL RETURN OF THE FUND AND PARTNERSHIP
                                 FOR THE PERIODS


                                         One Year          Five Year       Ten Year        Since Inception*
                                   3/31/01     4/30/01  3/31/01 4/30/01  3/31/01  4/30/01   3/31/01  4/30/01
--------------------------------------------------------------------------------------------------------------
 The Haven Fund                       (2.7)%     2.4%    12.7%   13.6%    13.7%   14.4%       14.0%    14.4%
--------------------------------------------------------------------------------------------------------------
  S&P 500(R)Stock Index              (21.7)%  (12.9)%    14.2%   15.5%    14.4%   15.2%       16.0%    16.4%
--------------------------------------------------------------------------------------------------------------
  Lipper Multi-Cap Value Funds Index    6.5%    13.7%    11.8%   12.9%    13.2%   13.9%       13.8%    14.2%
--------------------------------------------------------------------------------------------------------------
  Wilshire 4500 Index                (35.6)%  (19.0)%     7.7%    8.9%    11.7%   12.8%       12.6%    13.2%
--------------------------------------------------------------------------------------------------------------
  *June 27, 1984


Total return calculations reflect fee waivers in effect for 1995 and 1994. In the absence of fee waivers, total return performance would be reduced. Total return is based on net change in NAV assuming reinvestment of distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Multi-Cap Value Funds Index is comprised of funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The Wilshire 4500 Index is an unmanaged index of all U.S. equity securities with readily available price data that are not included in the S&P 500(R) Stock Index.

A direct investment in either the S&P 500(R) Stock Index, the Lipper Multi-Cap Value Funds Index or the Wilshire 4500 Index is not possible.

Sunstone Distribution Services, LLC, Distributor

| SEMI-ANNUAL REPORT | THE HAVEN FUND

                                                         STATEMENT OF NET ASSETS

April 30, 2001 (Unaudited)

    Number
   of Shares                                                             Value
------------------------------------------------------------------------------


                    COMMON STOCKS 91.10%

                    BANKS 7.07%
    32,381          Commerce Bancorp, Inc./NJ                        $ 2,234,289
    45,000          Mercantile Bankshares Corp.                        1,689,750
    75,000          National Commerce Bancorp                          1,868,250
                                                                      ----------
                                                                       5,792,289
                                                                      ----------

                    BEVERAGES 1.95%
    40,000          Anheuser-Busch Companies, Inc.                     1,599,600
                                                                      ----------

                    BUILDING & HOUSING 1.68%
    60,000          Masco Corp.                                        1,380,000
                                                                      ----------

                    CONSUMER NON-DURABLES 8.69%
    40,000          Colgate-Palmolive Co.                              2,234,000
    20,000          Kimberly-Clark Corp.                               1,188,000
    50,000          Manpower, Inc.                                     1,617,500
   100,000          Rayovac Corp.*                                     2,080,000
                                                                      ----------
                                                                       7,119,500
                                                                      ----------

                    DRUG & HOSPITAL SUPPLIES 12.93%
    25,000          Bristol-Myers Squibb Co.                           1,400,000
    40,000          Elan Corp. plc - ADR (IRL)*                        2,006,000
    20,000          Johnson & Johnson                                  1,929,600
    50,000          Medtronic, Inc.                                    2,230,000
    40,000          Stryker Corp.                                      2,371,600
    30,000          VaxGen, Inc.*                                        652,800
                                                                      ----------
                                                                      10,590,000
                                                                      ----------

                                       THE HAVEN FUND  |   SEMI-ANNUAL REPORT  |

STATEMENT OF NET ASSETS (cont'd.)

April 30, 2001 (Unaudited)

    Number
   of Shares                                                              Value
-------------------------------------------------------------------------------


                    COMMON STOCKS 91.10% (cont'd.)

                    ELECTRICAL EQUIPMENT 4.81%
    25,000          Agilent Technolgies, Inc.*                       $   975,250
   100,000          American Power Conversion Corp.*                   1,415,000
    40,000          Grainger (W.W.), Inc.                              1,551,200
                                                                      ----------
                                                                       3,941,450
                                                                      ----------

                    FURNISHINGS & APPLIANCES 2.01%
    85,000          Leggett & Platt, Inc.                              1,649,850
                                                                      ----------

                    INFORMATION TECHNOLOGY 10.72%
    60,000          Dell Computer Corp.*                               1,577,400
   100,000          EMC Corp.*                                         3,960,000
    40,000          Hewlett-Packard Co.                                1,137,200
     3,680          McData Corp.*                                         84,014
    50,000          Molex, Inc.                                        2,019,500
                                                                      ----------
                                                                       8,778,114
                                                                      ----------

                    INSURANCE 6.94%
    60,000          The Allstate Corp.                                 2,505,000
    20,000          Hannover Rueckversicherungs - AG (GER)             1,409,612
    25,000          XL Capital Ltd. Class A - (BER)                    1,770,000
                                                                      ----------
                                                                       5,684,612
                                                                      ----------

                    MACHINERY 1.91%
    40,000          Dover Corp.                                        1,562,800
                                                                      ----------

                    MISCELLANEOUS INDUSTRIALS 4.15%
    35,000          Avery Dennison Corp.                               1,962,450
    60,000          Delta & Pine Land Co.                              1,434,000
                                                                      ----------
                                                                       3,396,450
                                                                      ----------

| SEMI-ANNUAL REPORT | THE HAVEN FUND

                                               STATEMENT OF NET ASSETS (cont'd.)

April 30, 2001 (Unaudited)

    Number
   of Shares                                                            Value
-----------------------------------------------------------------------------


                    COMMON STOCKS 91.10% (cont'd.)

                    OIL - DOMESTIC/INTERNATIONAL 9.47%
    10,000          Devon Energy Corp.                             $    590,100
    25,000          Murphy Oil Corp.                                  2,050,000
   100,000          Ocean Energy, Inc.                                1,851,000
    36,000          Royal Dutch Petroleum Co. - (NETH)                2,143,080
    15,000          Total Fina Elf S.A. - ADR (FR)                    1,123,500
                                                                     ----------
                                                                      7,757,680
                                                                     ----------

                    OIL WELL EQUIPMENT & SERVICES 1.62%
    25,000          Schlumberger, Ltd.                                1,326,000
                                                                     ----------

                    REAL ESTATE INVESTMENT TRUST 2.65%
    60,000          General Growth Properties, Inc.                   2,166,600
                                                                     ----------

                    RETAILING 2.27%
   100,000          Borders Group, Inc.*                              1,860,000
                                                                     ----------

                    RUBBER & PLASTIC 2.47%
    75,000          Newell Rubbermaid, Inc.                           2,022,000
                                                                     ----------

                    TELECOMMUNICATIONS 5.89%
    35,000          Amdocs Ltd. - (UK)*                               2,061,500
    60,000          Andrew Corp.*                                     1,051,200
    50,000          Nokia Oyj Corp. - ADR (FIN)                       1,709,500
                                                                     ----------
                                                                      4,822,200
                                                                     ----------

                    TRANSPORTATION 3.87%
    61,924          TNT Post Group N.V. - ADR (NETH)                  1,443,449
    30,000          United Parcel Service, Inc.                       1,723,500
                                                                     ----------
                                                                      3,166,949
                                                                     ----------

                    Total Common Stocks
                    (cost $50,521,950)                               74,616,094
                                                                     ----------


                                       THE HAVEN FUND  |   SEMI-ANNUAL REPORT  |

STATEMENT OF NET ASSETS (cont'd.)

April 30, 2001 (Unaudited)


Par (000)/Shares                                                        Value
------------------------------------------------------------------------------

                    TREASURY BILL 2.14%
       2,000        German Treasury Bill, 7/13/01 (GER)
                    (cost $1,748,029)                               $  1,756,607
                                                                     -----------

                    COMMERCIAL PAPER 2.44%
$       2,000       American Express Credit Corp., 4.42%, 5/2/01
                    (cost $1,999,754)                                  1,999,754
                                                                     -----------

                    SHORT-TERM INVESTMENT 3.83%
    3,141,716       Temporary Investment Fund
                    (cost $3,141,716)                                  3,141,716
                                                                     -----------

                    TOTAL INVESTMENTS 99.51%
                    (cost $57,411,499**)                             $81,514,171
                                                                     -----------

Other Assets in Excess of Liabilities 0.49%                              398,154
                                                                     -----------

Net Assets applicable to 5,578,984 Shares of Common
Stock issued and outstanding 100.00%                                 $81,912,325
                                                                     ===========

Net Asset Value, offering and redemption price
per share ($81,912,325 / 5,578,984)                                       $14.68
                                                                     ===========

      The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
            Gross appreciation............       $24,641,452
            Gross depreciation............          (538,730)
                                                 -----------
            Net appreciation..............       $24,102,722**
                                                 ===========

      COUNTRY ABBREVIATIONS:
         (BER) - Bermuda                 (IRL) - Ireland
         (FIN) - Finland                 (NETH) - Netherlands
         (FR) - France                   (UK) - United Kingdom
         (GER) - Germany
      CURRENCY ABBREVIATIONS:
         (    ) - Euro

  * Non-income producing securities.
 ** Also cost for federal income tax
    purposes.
 ADR  American Depositary Receipt.

                       See Notes to Financial Statements.

| SEMI-ANNUAL REPORT | THE HAVEN FUND

                                              TOP TEN STOCK HOLDINGS (UNAUDITED)

----------------------------------------------
              29.1% OF THE FUND
----------------------------------------------
  EMC Corp.                            4.8%
----------------------------------------------
  The Allstate Corp.                   3.1%
----------------------------------------------
  Stryker Corp.                        2.9%
----------------------------------------------
  Commerce Bancorp, Inc./NJ            2.7%
----------------------------------------------
  Colgate-Palmolive Co.                2.7%
----------------------------------------------
  Medtronic, Inc.                      2.7%
----------------------------------------------
  General Growth Properties, Inc.      2.6%
----------------------------------------------
  Royal Dutch Petroleum Co. - (NETH)   2.6%
----------------------------------------------
  Rayovac Corp.                        2.5%
----------------------------------------------
  Amdocs Ltd. - (UK)                   2.5%
----------------------------------------------
  TOTAL                               29.1%
----------------------------------------------

                                           PERCENT OF TOTAL EQUITIES (UNAUDITED)

BY COUNTRY

UNITED STATES                                   81.7%
---------------------------------------------------------
FRANCE                                           1.5%
---------------------------------------------------------
GERMANY                                          1.9%
---------------------------------------------------------
BERMUDA                                          2.3%
---------------------------------------------------------
FINLAND                                          2.3%
---------------------------------------------------------
IRELAND                                          2.7%
---------------------------------------------------------
UNITED KINGDOM                                   2.8%
---------------------------------------------------------
NETHERLANDS                                      4.8%
---------------------------------------------------------


                                       THE HAVEN FUND  |   SEMI-ANNUAL REPORT  |

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2001  (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $6,110)             $   555,707
Interest                                                            153,128
---------------------------------------------------------------------------
    Total Investment Income                                         708,835
---------------------------------------------------------------------------

OPERATING EXPENSES:
Investment advisory fees                                            248,626
Distribution fees                                                    73,837
Administration and accounting fees                                   49,589
Transfer agent fees                                                  22,992
Legal fees                                                           16,989
Custodian fees                                                       13,452
Audit fees                                                           12,951
Insurance fees                                                        9,379
Trustees' fees and expenses                                           9,281
Blue Sky fees                                                         6,011
Printing fees                                                         1,836
Miscellaneous expenses                                                3,953
---------------------------------------------------------------------------
    Total Expenses                                                  468,896
---------------------------------------------------------------------------

Net Investment Income                                               239,939
---------------------------------------------------------------------------

NET REALIZED GAIN FROM:
    Investments                                                   3,957,469
    Foreign currency transactions                                   113,998
NET CHANGE IN UNREALIZED DEPRECIATION ON:
    Investments                                                  (6,338,530)
    Translation of assets and liabilities in foreign currency       (13,390)
---------------------------------------------------------------------------
Net realized and unrealized loss from
  investments and foreign currency                               (2,280,453)
---------------------------------------------------------------------------
Net decrease in net assets resulting from operations            $(2,040,514)
===========================================================================

                       See Notes to Financial Statements.

|   SEMI-ANNUAL REPORT  |  THE HAVEN FUND

                                             STATEMENT OF CHANGES IN NET ASSETS


                                                            SIX MONTHS        YEAR
                                                               ENDED         ENDED
                                                          APRIL 30, 2001   OCTOBER 31,
                                                            (UNAUDITED)        2000
----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                       $    239,939    $    420,142
Net realized gain on investments and foreign
  currency transactions                                        4,071,467      11,686,325
Net change in unrealized appreciation (depreciation)
  on investments and translation of other assets and
  liabilities denominated in foreign currencies               (6,351,920)      6,902,350
----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from operations     (2,040,514)     19,008,817
----------------------------------------------------------------------------------------

DIVIDENDS PAID TO SHAREHOLDERS:
From net investment income                                      (132,797)       (272,472)
From net realized gains                                      (11,806,618)     (4,138,179)
----------------------------------------------------------------------------------------
    Total dividends paid to shareholders                     (11,939,415)     (4,410,651)
----------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                      7,144,250      14,369,393
Value of shares issued in reinvestment of dividends            7,844,769       2,819,365
Cost of shares redeemed                                       (8,303,110)    (14,648,808)
----------------------------------------------------------------------------------------
    Increase in net assets from
      capital share transactions                               6,685,909       2,539,950
----------------------------------------------------------------------------------------

    Total increase (decrease) in net assets                   (7,294,020)     17,138,116
 ----------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                           89,206,345      72,068,229
----------------------------------------------------------------------------------------
End of period                                               $ 81,912,325    $ 89,206,345
========================================================================================

                       See Notes to Financial Statements.

                                       THE HAVEN FUND  |   SEMI-ANNUAL REPORT  |

FINANCIAL HIGHLIGHTS


                                           SIX MONTHS             YEAR          YEAR            YEAR          YEAR           YEAR
                                              ENDED              ENDED         ENDED           ENDED          ENDED         ENDED
(FOR A SHARE OUTSTANDING                APRIL 30, 2001          OCT. 31,      OCT. 31,        OCT. 31,      OCT. 31,       OCT. 31,
THROUGHOUT EACH PERIOD)                    (UNAUDITED)            2000          1999            1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                                   $17.37            $14.42         $14.29         $15.83         $14.04         $11.67
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM
  INVESTMENT OPERATIONS:
Net investment income                           0.07              0.09           0.03           0.08           0.06           0.08
Net realized and unrealized
  gains (losses) on investments
  and foreign currency transactions            (0.39)             3.77           1.64          (0.02)          3.13           3.07
------------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations           (0.32)             3.86           1.67           0.06           3.19           3.15

LESS DISTRIBUTIONS:
Dividends paid to shareholders:
  From net investment income                   (0.03)            (0.06)         (0.05)         (0.08)         (0.05)         (0.08)
  From net realized gains                      (2.34)            (0.85)         (1.49)         (1.52)         (1.35)         (0.70)
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions
        to shareholders                        (2.37)            (0.91)         (1.54)         (1.60)         (1.40)         (0.78)

NET ASSET VALUE, END OF PERIOD                $14.68            $17.37         $14.42         $14.29         $15.83         $14.04
====================================================================================================================================

TOTAL RETURN                                  (2.34%)(2)        27.64%         12.29%          0.29%         24.90%         28.25%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000s)          $81,912           $89,206        $72,068        $77,690        $84,769        $67,096
Ratios of expenses to average
  net assets                                   1.13%(1)          1.18%          1.34%          1.26%          1.33%          1.59%
Ratios of net investment income
  to average net assets                        0.58%(1)          0.52%          0.20%          0.50%          0.78%          0.58%
Portfolio turnover rate                          25%               80%            31%            59%            57%            67%
------------------------------------------------------------------------------------------------------------------------------------


(1) Annualized.
(2) Not Annualized.

                       See Notes to Financial Statements.

| SEMI-ANNUAL REPORT | THE HAVEN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND BUSINESS

The Haven Capital Management Trust (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Delaware business trust and is an open-ended, diversified, management, series investment company which currently consists of The Haven Fund (the "Fund").

2. SIGNIFICANT ACCOUNTING POLICIES

a) PORTFOLIO VALUATION: Securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or if no sales are reported, and in the case of certain securities traded over-the-counter, the mean between the last reported bid and asked prices. Short-term obligations having remaining maturities of 60 days or less are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair market value as determined pursuant to procedures adopted by the Trustees. At April 30, 2001, there were no fair valued securities.

b) FOREIGN CURRENCY TRANSACTIONS: Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rate. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions.

c) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade-date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Realized gains or losses on sales of investments are determined on the identified cost basis for financial reporting and income tax purposes.

d) DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid semi-annually. Any net realized capital gains will be distributed annually. Income distributions and capital gain distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income

                                         THE HAVEN FUND|   SEMI-ANNUAL REPORT  |

NOTES TO FINANCIAL STATEMENTS (CONT'D.)

and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

e) FEDERAL TAXES: The Fund is a separate entity for federal income tax purposes. It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out most of its net investment income and net capital gains to its shareholders. Therefore, no federal income or excise tax provision is required.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FINANCIAL INSTRUMENTS

The Fund may trade financial instruments with off-balance sheet risk in the normal course of the investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 2001, the Fund did not hold any financial instruments with off-balance sheet risk.

4. FEES AND RELATED PARTY TRANSACTIONS

a) INVESTMENT ADVISORY FEES: Under an agreement between the Trust on behalf of the Fund and Haven Capital Management, Inc. (the "Adviser"), the Adviser serves as the Fund's investment adviser. For investment advisory services, the Adviser receives monthly fees at the annual rate of 0.60% of the Fund's average daily net assets.

b) TRUSTEES' FEES: Fees were paid to the Trustees and/or Officers of the Fund for the six months ended April 30, 2001, but no fees were paid to any Trustee and/or Officer of the Fund who is also an employee of the Adviser.

|   SEMI-ANNUAL REPORT  |  THE HAVEN FUND

NOTES TO FINANCIAL STATEMENTS (CONT'D.)

c) DISTRIBUTION FEES: The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of shares.

Pursuant to the Distribution Agreement, as compensation for its services, the Fund pays Sunstone Distribution Services, LLC, payable monthly in arrears, at the annual rate of 0.10% per annum of the Fund's average daily net assets; provided that such compensation shall be subject to a minimum monthly fee of $7,083 (exclusive of out-of-pocket expenses).

The Fund also pays Mount & Nadler, Inc. a monthly fee of $4,000 (exclusive of out-of-pocket expenses) as compensation for services under the Plan.

d) ADMINISTRATOR AND TRANSFER AGENT FEES: As compensation for its administrative and accounting services, the Fund pays PFPC a fee, at the annual rate of 0.10% of the first $200,000,000 of average net assets; 0.075% of the next $200,000,000 of average net assets; 0.05% of the next $200,000,000 of average net assets; and 0.03% of the average net assets in excess of $600,000,000, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses). As transfer agent of the Fund, PFPC receives a minimum monthly fee of $3,000 (exclusive of out-of-pocket expenses).

e) CUSTODIAN FEES: PFPC Trust Company and Chase Manhattan Bank, N.A., serve as custodian and sub-custodian for the Fund's U.S. and foreign assets, respectively. As compensation for its custodian services, the Fund pays PFPC Trust Company a fee, at the annual rate of 0.0175% of the Fund's first $100,000,000 of average gross assets; 0.015% of the next $400,000,000 of average gross assets; 0.0125% of the next $500,000,000 of average gross assets; and 0.01% of the average gross assets in excess of $1,000,000,000 (exclusive of out-of-pocket expenses and transaction charges). The minimum monthly fee is $1,500 (exclusive of out-of-pocket expenses and transaction charges). The Fund pays Chase Manhattan Bank, N.A. an account fee of $5,000 per year and an asset-based fee derived from the ending market value of foreign held securities (exclusive of transaction charges).

                                         THE HAVEN FUND |  SEMI-ANNUAL REPORT  |

NOTES TO FINANCIAL STATEMENTS (CONT'D.)


5. CAPITAL STOCK

The Fund is authorized to issue unlimited shares of common stock, par value $.001 per share. Transactions in shares of the Fund for the six months ended April 30, 2001 and the year ended October 31, 2000, respectively, were as follows:


                                                                     2001                      2000
-------------------------------------------------------------------------------------------------------
Sale of shares                                                       441,154                  837,682
Shares issued to shareholders in reinvestment of dividends           512,730                  184,921
Shares repurchased                                                  (510,996)                (885,049)
-------------------------------------------------------------------------------------------------------
Net increase                                                         442,888                  137,554
Shares outstanding:
    Beginning of period                                            5,136,096                4,998,542
------------------------------------------------------------------------------------------------------
    End of period                                                  5,578,984                5,136,096
======================================================================================================

6. COMPONENTS OF NET ASSETS

At April 30, 2001, Net Assets consisted of the following:
------------------------------------------------------------------------------------------------------
Capital paid-in                                                                           $53,618,717
Accumulated net realized gain on investments
  and foreign currency transactions                                                         3,951,173
Undistributed net investment income                                                           254,812
Net unrealized appreciation of investments                                                 24,102,722
Net unrealized depreciation on foreign
  currency transactions                                                                       (15,099)
------------------------------------------------------------------------------------------------------
                                                                                          $81,912,325
======================================================================================================


7. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2001, the cost of securities purchased and proceeds from securities sold, excluding short-term obligations, were $19,380,515 and $25,300,620, respectively.

| SEMI-ANNUAL REPORT |THE HAVEN FUND

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|   THIS PAGE INTENTIONALLY LEFT BLANK.  |

THE HAVEN FUND
P.O. BOX 8903
WILMINGTON, DE 19899-8903

FOR FUND INFORMATION,
PRICES AND LITERATURE, CALL
1-800-844-4836

FOR ACCOUNT BALANCES AND
OTHER INFORMATION ABOUT YOUR HAVEN FUND ACCOUNT, CALL
1-800-850-7163

THIS REPORT IS SUBMITTED FOR THE
GENERAL INFORMATION OF SHAREHOLDERS OF THE HAVEN FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE HAVEN FUND. THE PROSPECTUS INCLUDES MORE COMPLETE INFORMATION ABOUT MANAGEMENT FEES AND EXPENSES, INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF THE HAVEN FUND. PLEASE READ THE PROSPECTUS CAREFULLY.

HA4100601